Exhibit 99.1

Helmerich & Payne, Inc. December 5, 2008 Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company’s Form 10-K filed with the Securities and Exchange Commission on November 26, 2008.

H&P Basics Founded: 1920 Activity: Contract Drilling for Oil and Gas Symbol: HP (NYSE, Since 1963) Employees: 7,400 (Worldwide) Assets: $3.6 (In Billions, September 30, 2008) Debt: $0.5 (In Billions, September 30, 2008)

H&P’s Global Rig Fleet 262 Total Rigs (Includes New Build Commitments) Offshore * Includes 32 rigs under construction as of November 20, 2008, scheduled for delivery by the end of calendar 2009. ** Includes 1 FlexRig operating in Tunisia, 3 FlexRigs operating in South America and 4 FlexRigs pending delivery in FY2009. U.S. Land 221 U.S. FlexRigs 182 Mobile & Conventional 39 9 International Land 32**

H&P’s Global Rig Fleet * Includes existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 262 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

$0 $100 $200 $300 $400 $500 $600 $700 GW* PTEN** NBR*** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended September 30, 2008 Most Profitable Driller in U.S. Land Business ** PTEN’s operating income includes drilling operations in Canada. *** NBR’s operating income corresponds to their U.S. Lower 48 Land Drilling segment. * GW’s operating income includes drilling operations in Mexico and excludes $18.3MM related to merger activities.

Create value through efficiency and safety Provide the most innovative and advanced drilling rigs Structure the organization required to support them Drive customers’ total well costs down Seize opportunities to expand market share Deliver premium margins and sustainable growth to shareholders H&P’s Differentiated Approach

Growth in H&P’s U.S. Land Fleet * Includes existing rigs and announced new build commitments. 30 36 40 39 49 66 83 90 90 113 157 185 221 0 25 50 75 100 125 150 175 200 225 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* U.S. Land Rigs Fiscal Year (Ending Sept 30)

*** Represents estimated average combined utilization for PTEN, NBR, UNT and GW in the Lower 48. ** Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the quarter. * Represents weighted-average rig margin per day for PTEN, NBR, UNT and GW. Technology and Quality Service Make a Difference $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 H&P Peers* Average U.S. Land Rig Margin per Day (12 Months Ended September 30, 2008) 40% 50% 60% 70% 80% 90% 100% H&P Peers*** Estimated U.S. Land Rig Utilization** (12 Months Ended September 30, 2008) Utilization Premium Rig Margin Premium

-40% -20% 0% 20% 40% 60% 80% 100% 120% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Change in Average Active Rigs Quarter Ended Growth / Decline in U.S. Land Average Rig Activity H&P (From 84 to 178 Rigs at ~98% Utilization in Q3CY08) Peers* (From 663 to 750 Rigs at ~83% Utilization in Q3CY08) Baker Hughes U.S. Land Rig Count *Represents average active rigs for PTEN, NBR, UNT and GW. H&P Rapidly Gaining Market Share

Returns are Ultimately Driven by Performance 12% 14% 16% 18% 20% 22% 24% PTEN NBR GW HP Return on Equity 12 Months Ended September 30, 2008 * GW’s net income does not include $18.3MM related to merger activities. *

976 1,024 6.70 7.46 4.34 4.44 $0 $2 $4 $6 $8 $10 $12 $0 $200 $400 $600 $800 $1,000 $1,200 2002 2003 2004 2005 2006 2007 2008 2009C*2010C* EPS and CPS Expectations EBITDA Expectations (Millions) Fiscal Year** Actual** and Consensus EPS, CPS and EBITDA EBITDA CPS*** EPS Delivering Growth to Shareholders * Represents Thomson First Call consensus expectations for fiscal 2009 and 2010, as of November 26, 2008. ** Actuals exclude proceeds from the sale of portfolio securities, sale of drilling equipment and insurance settlements. *** Actual cash flow per share (CPS) is herein simply calculated to be earnings per share plus depreciation per share.

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

Value Proposition Example – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2008 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

Value added from FlexRig operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Value Proposition Example – H&P vs. Competitors

U.S. land industry rig counts continue to decline About 175 out of 189 H&P rigs are expected to be active in early December, including 112 rigs under term contracts The number of idle rigs may increase to 24 by 1/1/09 Over half of the segment’s potential revenue days for fiscal 2009 are already contracted H&P’s U.S. Land Operations

26 of 28 international land rigs are currently active, including four FlexRigs An additional four new FlexRigs with long-term contracts are expected to be deployed in fiscal 2009 Actively seeking additional growth opportunities around the world H&P’s International Land Operations

Strong daily margins Eight of nine rigs are currently active The ninth rig is contracted and expected to begin operations in early to mid 2009 H&P’s Offshore Operations

Long-term contracts – Over half of our fiscal 2009 potential U.S. land revenue days are already contracted at attractive dayrates Customer base – About 80% of our U.S. land fleet is operated by majors and very large independents Over half of H&P’s rigs in the U.S. land spot market are FlexRigs Strong Balance Sheet – Debt-to-cap ratio under 20% Well Positioned to Cope with Market Volatility

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Additional References:

$0 $30 $60 $90 $120 $150 $180 $210 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Operating Income per Quarter (Millions) Quarter Ended H&P Segment Operating Income International Land Offshore U.S. Land H&P’s Growth in Operating Income * Excludes effect of one time depreciation adjustment corresponding to prior years in the International Land segment. ** Excludes effect of one time abandonment charges in the U.S. Land segment.

$0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 H&P’s U.S. Land Average Rig Margin per Day Baker Hughes U.S. Land Average Rig Count Quarter Ended H&P’s U.S. Land Average Rig Margin per Day Baker Hughes U.S. Land Rig Count U.S. Land Rig Activity Week ended November 28, 2008

H&P U.S. Land Term Contracts Term Contract Status - H&P U.S. Land (Including Committed New Builds) 0 20 40 60 80 100 120 140 Q1FY09 Q2FY09 Q3FY09 Q4FY09 Q1FY10 Q2FY10 Q3FY10 Q4FY10 Number of Rigs (Estimated Quarterly Average). 0% 10% 20% 30% 40% 50% 60% 70% Estimated % of Potential Revenue Days Contracted Term Contracts - Other Rigs Term Contracts - New Builds (Since 2005) % of H&P’s U.S. Land Fleet Already on Term

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